UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 10, 2024

TKO Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41797	92-3569035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Fifth Avenue, 7th Floor
New York, New York	10010
(Address of principal executive offices)	(Zip Code)

(646) 558-8333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	TKO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

This Current Report on Form 8-K is being filed to supplement the information in TKO Group Holdings, Inc.’s (the “Company”) registration statements and prospectuses contained therein.

On December 10, 2024, the Company filed an Information Statement on Schedule 14C (the “Information Statement”) in connection with the Company’s proposed acquisition of the Professional Bull Riders, On Location and IMG businesses (the “Businesses”) currently operated by Endeavor Group Holdings, Inc. (the “Transaction”), as previously announced by the Company on a Current Report on Form 8-K on October 24, 2024.

The Information Statement includes (a) unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2024 and for the years ended December 31, 2023, 2022 and 2021, after giving effect to the Transaction (the “Pro Forma Financial Information”), (b) combined financial statements of the Businesses as of December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021 (unaudited) (the “Combined Financial Statements”) and (c) unaudited combined financial statements of the Businesses as of September 30, 2024 and December 31, 2023 and for the nine months ended September 30, 2024 and 2023 (the “Unaudited Combined Financial Statements”).

The Pro Forma Financial Information, the Combined Financial Statements and the Unaudited Combined Financial Statements from the Information Statement are being filed as Exhibits 99.1, 99.2 and 99.3, respectively, hereto and are incorporated herein by reference in order to include and supplement the information in the Company’s registration statements and prospectuses contained therein. The Pro Forma Financial Information included in this Form 8-K does not purport to represent the actual results of operations that the Company and the Businesses would have achieved had the companies been combined during the period presented in the Pro Forma Financial Information and is not intended to project the future results of operations that the combined company may achieve.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the expected impacts and benefits of the Transaction, the expected timetable for completing the Transaction, future financial and operating results, general business outlook and any other statements about the future expectations, beliefs, goals, plans or prospects. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “contemplates,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. Any such forward-looking statement represents management’s expectations as of the date of this filing. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: the Transaction may not be consummated or the consummation of the Transaction may be delayed; the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement or could otherwise cause the Transaction to fail to close; risks related to the ability of TKO to realize the anticipated benefits of the Transaction, including the possibility that the expected benefits from the Transaction will not be realized or will not be realized within the expected time period; the effect of the announcement or pendency of the Transaction on the Businesses’ business relationships, operating results and business generally; there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses; there may be significant transaction-related costs in connection with the Transaction, whether or not the Transaction closes; the Transaction may result in the diversion of management’s time and attention to issues relating to the Transaction; future stockholder litigation and other legal and regulatory proceedings that have been and that may in the future be instituted against us following the announcement of the Transaction, which could delay or prevent the consummation of the Transaction, and unfavorable outcome of such legal proceedings; the risk that TKO stock price may decline significantly if the Transaction is not consummated; and risks associated with Transaction generally, such as the inability to obtain, or delays in obtaining, any required regulatory approvals or other consents. These and other important factors discussed in Part I, Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as any such factors may be updated from time to time in the Company’s other filings with the Securities and Exchange Commission, including but not limited to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024, could cause actual results to differ materially from those indicated by the forward-looking statements contained in this Current Report on Form 8-K. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Pro Forma Financial Information

99.2	Combined Financial Statements

99.3	Unaudited Combined Financial Statements

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TKO GROUP HOLDINGS, INC.

By:	/s/ Andrew Schleimer
Name:	Andrew Schleimer
Title:	Chief Financial Officer

Date: December 13, 2024